AMENDMENT NUMBER FIFTEEN TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER FIFTEEN TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of April 21, 2017, is entered into between PMC FINANCIAL SERVICES GROUP, LLC, a Delaware limited liability company (“Lender”), and REEDS, INC., a Delaware corporation (“Borrower”), in light of the following:

RECITALS

WHEREAS, Borrower and Lender have previously entered into that certain Amended and Restated Loan and Security Agreement, dated as of December 5, 2014 (the “Agreement”).

WHEREAS, Borrower and Lender wish to change the maturity dates of the loans under the Agreement as set forth in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS. All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is assigned to such term under this Amendment.

2. AMENDMENT. Effective as of the date first set forth above, the Agreement is amended as follows:

2.1 Change in Maturity Dates. Sections 1 and 4 of the Schedule to the Agreement and Section 4 of Schedule #2 to the Agreement are hereby amended to change the Revolving Loan Maturity Date, Term Loan Maturity Date, Cap Ex Loan Maturity Date and Term Loan B Maturity Date from January 1, 2019, to October 21, 2018.

3. CONDITIONS PRECEDENT.

3.1 Each of the following is a condition precedent to the effectiveness of this Amendment:

A. Lender shall have received a fully executed copy of this Amendment.

4. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all of Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

5. LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Agreement shall remain unchanged and in full force and effect.

6. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

[signatures are on the next page]

IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment.

REEDS, INC.,
a Delaware corporation

By:	/s/ Stefan Freeman
Name:	Stefan Freeman
Title:	Interim Chief Executive Officer

Signature Page to Amendment Number Fifteen to Loan and Security Agreement

PMC FINANCIAL SERVICES GROUP, LLC

By:	/s/ Walter E. Buttkus, III
Name:	Walter E. Buttkus, III
Title:	President

Signature Page to Amendment Number Fifteen to Loan and Security Agreement